Exhibit 99.1

Hertz Hertz Global Holdings, Inc. (NYSE: HTZ) and The Hertz Corporation Merrill Lynch Leveraged Finance Conference November 13, 2007 Las Vegas, NV

Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward-looking, such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “seek”, “will”, “may”, “opportunity”, “target” or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10K for the year ended December 31, 2006 and our quarterly report on Form 10Q for the three months ended June 30, 2007 and any other 10Q filed subsequently, entitled “Risk factors” and “Cautionary note regarding forward-looking statements.” We cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective purchasers not to place undue reliance on the forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual and quarterly reports described above.

Disclosure on Financials in Presentation Amounts shown in this presentation, unless otherwise indicated, are for Hertz Global Holdings, Inc., (HGH), the ultimate parent company of The Hertz Corporation (THC). GAAP and non-GAAP profitability metrics for THC, the wholly owned operating subsidiary, are different from those of HGH. During the third and fourth quarters of 2006, the results of HGH and THC varied primarily due to the $1.0 billion loan facility on the books of HGH which was repaid with the proceeds from HGH’s initial public offering. In the second quarter of 2007, THC had lower total expenses than HGH due to $2.0 million of secondary offering costs incurred at the HGH level. In the third quarter of 2007, THC had higher interest expense of $0.2 million than HGH which related to an intercompany loan provided by HGH. Other minor differences in the various profit metrics for HGH and THC, presented on both a GAAP and non-GAAP basis, exist relating to additional audit fees and interest income relating to additional cash on hand at the HGH level.

Non-GAAP Measures and Terms The following non-GAAP measures and terms will be used in the presentation: LTM EBITDA

Corporate EBITDA Adjusted Pre-Tax Income Adjusted Net Income Adjusted Diluted Earnings Per Share Net Corporate Debt Net Fleet Debt Corporate Restricted Cash Restricted Cash Associated with Fleet Debt Levered After-Tax Cash Flow Before Fleet Growth Levered After-Tax Cash Flow After Fleet Growth Pro Forma (PF) Definitions, reconciliations and importance of the non-GAAP measures are provided in the slides or in the appendices of the presentation

Key Investment Considerations Premier global brand Leading franchises in large, growing Industries Superior business model and strategy with successful track record Multiple drivers of earnings growth Robust diversified revenue growth Significant productivity opportunities Strong cash flow to drive delevering Experienced management team aligned with shareholders Bonus metrics based on revenue growth, profitability and return on total capital

Leading Franchises Rent-A-Car (RAC) LTM 9/30/07 Revenue                                                $6.8 billion +8.5%* Corp. EBITDA $744 million +24.0%* Adj. Pre-Tax $597 million +41.9%* #1 airport market share in U.S. and at 69 major airports in Europe #1 worldwide general use car rental brand #1 brand in each of the business and leisure sectors of the U.S. airport market Approximately 7,900 locations worldwide as of 9/30/07 with over 127 million transaction days as of LTM 9/30/07 *Indicates growth versus LTM 9/30/06 PF Hertz Equipment Rental (HERC) Revenue $1.7 billion +5.7% *Corp. EBITDA $816 million +14.2% *Adj. Pre-Tax $372 million +16.7% *Second largest operator in U.S. and Canada combined based on total 2006 revenues(1) 17 consecutive quarters of YOY revenue growth as of 9/30/07 One of the youngest fleets Diversified revenue mix L 373 locations worldwide as of 9/30/07 (1) Source: Rental Equipment Register

Superior Business Model Diversified Business ... Revenue Mix ($ in Billions) Worldwide HERC $1.7 21% U.S. Off-Airport RAC $1.0 11% International RAC $2.2 25% U.S. Airport RAC $3.6 43% LTM 9/30/07 Revenue = $8.5bn * Indicates growth versus LTM 9/30/06 PF ... with Consistent Growth and Profitability RAC HERC Revenue ($ in Millions) CAGR = 10.7% $5,934 $6,676 $7,469 $8,058 +7.9%* $8,537 2003 2004 2005 2006 LTM 9/30/07 Profitability ($ in Millions) CAGR = 23.2% $739 $992 $1,141 $1,379 +18.5%* $1,522 2003 2004 2005PF 2006 LTM 9/30/07 EBITDA - RAC Interest Expense - RAC Fleet Depreciation Expense Corporate EBITDA

Executing On Our Strategy Drivers Focus on Growth Drive Cost Efficiencies Utilize Cash Flow to Delever (1) “Long-Term” represents 2- 3 year period. Performance Metrics 12 Months Ended ($ in Millions) 9/30/06PF 9/30/07 Long-Term Target(1) Revenue

% Growth Corp. EBITDA $1,285 % of Revenue 16.2% Adjusted Pre-tax Income $409(2) % of Revenue 5.2% $7,911 +8.2% $8,537

+79% 6-8% $1,522 17.8% $641 7.5% 19-21% 10-12% Net Corp. Debt/Corp. EBITDA 3.8x 3.0x 2.0x (2) Calculation revised from Fall 2006 Roadshow of $397M to also add back stock-based compensation charges, CEO transition costs and gain on sale of swap derivative.

Hertz Consolidated Scorecard September YTD 2007 September YTD $ in Millions) 2007 2006 YoY Improvement Revenues $6,546.8 $6,067.8 7.9% Adjusted Pre-Tax Income $ 508.2 $ 354.2 43.5% % of Revenues 7.8% 5.8% 2.0 PPT Adjusted Net Income $ 315.9 $ 218.0 44.9% % of Revenues 4.8% 3.6% 1.2 PPT Adjusted Diluted EPS (pro forma shares) $ 0.97 $ 0.67 44.8% Corporate EBITDA $ 1,163.5 $ 1,013.6 14.8% % of Revenues 17.8% 16.7% 1.1 PPT Levered After-Tax Cash Flow After Fleet Growth $ (34.2) $ (104.1) $ 69.9

Key Long-Term Revenue Growth Opportunities — Worldwide RAC Delivering over $1.4 Billion in Incremental Revenue Off-Airport Expansion On track to achieve above market U.S. growth with 148 new off-airport locations opened in first nine months of 2007; network at 1,526 locations Off-airport transaction day growth of 15.8% in Q3 2007 Recognized supplier to over 150 of the largest 200+ U.S. insurance companies Leisure Market Strategy Launched Simply Wheelz, a value-priced, leisure-oriented brand in Orlando

Selective Acquisitions and Market Expansion Closed on 4 U.S. and 1 European licensees in first nine months of 2007 Reviewing strategic opportunities Asia Other markets Car Sharing/Hourly Rentals Expanded Hourly Rental program to all Manhattan and selected Boston locations

Key Long-Term Revenue Growth Opportunities —Worldwide HERC Delivering over $600 Million in Incremental Revenue Continued development of customer and product segmentation Industrial, aerial, General Rental, power generation, pumps and trench shoring  Geographic network expansion through accelerated greenfield growth Selective acquisitions and joint venture opportunities Reviewing strategic opportunities in Asia and other developing markets Opened 17 new branches in the first nine months of 2007; 373 branches worldwide

Cost & Efficiency Improvement Opportunities Hertz Improvement Process (Lean/Sigma) Employee-driven work process re-engineering 2007 rollout represents 50-60% of revenue base Focus on utilization, faster fleet preparation and mechanical repair turnaround and reduced fleet deletions pipeline and fleet sales inventory Restructuring and Outsourcing Initiatives $165 million projected annualized savings from delayering and streamlining Headcount reduction of approximately 2,000 announced Additional savings, including $50M (annualized) in Europe, to be announced *Total company business process re-engineering focusing on fleet management & rental processes *Business process and outsourcing initiatives underway in 5 domains * Incremental savings not quantified yet Global Supply Chain Management Centralize all procurement (vehicles, equipment, products & services) to provide the best quality at the lowest price $1.7B non-fleet procurement Cost savings in health care benefits, aftermarket car parts, car carrier logistics and tires Contribution Management System (CMS) Global RAC supply and demand forecast system Advanced optimization science with actionable recommendations to drive utilization & yield Estimated annualized long-term savings ~$530M Produces adjusted pre-tax margin over time of 10-12%

Hertz Reinvestment Strategy Incremental Investments to Become a “Better and Better” Hertz Our Brand Advertising–Share of Voice #1 NeverLost Expansion and Enhancement Green Collection Promotion Simply Wheelz Pilot in Orlando Our Operations New Locations – HERC, RAC Upgrades – Facilities, Service Areas Contribution Management System Website and Infrastructure Our People Training – HIP, Restructuring, Project Management Revamped Compensation Program Enhanced Benefits – U.S. vacation, tuition reimbursement Total Incremental Investment Incremental Spending YTD $20 Million Simply Wheelz $15 Million $15 Million $50 Million

Strong Capital Structure and Liquidity Position Leverage ($ in Millions) As of September 30, 2007 Net Fleet Debt $ 7,636 Net Corporate Debt $ 4,572 Total Net Debt $ 12,208 LTM EBITDA $ 3,409 LTM Corporate EBITDA $ 1,522 Total Net Debt/EBITDA 3.6x Net Corp. Debt/Corp. EBITDA 3.0x Liquidity As of September 30, 2007 Cash – Corporate Cash Unfunded Corporate Liquidity Total Corporate Liquidity Fleet Financing Availability* $ 438 $ 1,366 $ 1,804 $ 2,315 Total Liquidity $ 4,119 Ample liquidity to fund growth and meet upcoming debt service *Subject to borrowing base availability

Hertz Worldwide RAC

Large Market with Attractive Growth 2006 Total Global Market = $32+B U.S. Off-Airport $9.5B 29% International $12.5B 38% U.S. Airport $10.6B 33% Source: Auto Rental News and Euromonitor International Current Industry Trends Rational summer pricing levels in Q3 Hertz Q3 RPD up 2.4% Q4 pricing expected to be under pressure as fleets adjust to seasonal demand Moderating 2008 fleet costs with adequate supply Stable U.S. used-vehicle market Industry consolidation Long-term Industry Trends Annual Growth

Transaction Days +2-4% Rental Revenue Per Day +2% Other Revenue +1% Total Market +5% Source: Company estimates for forward five-year period

Long-Term Market Leader U.S. Airport Market Share2006 Market Size = ~$10.6B Hertz 28.5% Avis 20.1% Vanguard(a) 19.2% 2000 May Source: YTD* Airport authorities vs. Vanguard* 9.3PPT 2000 May YTD* 15% Europe Airport Market Share 11.8% Dollar/Thrifty 11.2% \ Budget 10.3% Enterprise 8.1% 10% 5% Others 2.6% 2000 2001 2002 2003 2004 2005 2006 May’07 YTD* Source: Airport authorities (a) Includes National and Alamo * 100% of airports reporting vs. Avis 6.4PPT 8.4PPT 2006 Market Size = ~$5B Source: Western Europe market size - Euromonitor International; Market share: Airport authorities & company estimates for countries where Hertz has corporate operations

Highly Differentiated, Leading Brand Strategy

- **Affiliated customer strategy**
  - Over 80% of revenues from affiliated business
    - 70+ travel partnerships
- **Strong corporate account relationships**
- **Leading loyalty program**
- **Increasing popular car collections (Green, Fun, Prestige)**
- **Product differentiation and best-in-class service driving premium pricing**

Brand Differentiation

November 2006

"Which one car rental company is best overall?"


28%
15%
12%
11%
10%
10%
Hertz
Avis
Enterprise
Budget
Alamo
National

Source: November 2006 Car Rental Tracking Study conducted among over 600 airport renters by an independent third party research company. Percentages reflect average of business and leisure responses.

LTM 9/30/07 Corp. EBITDA Margins


10.9%
6.7%
6.2%
WW RAC Hertz
Avis/Budget
Dollar/Thrifty

17

Flexible Fleet Dynamics Global Fleet Supplier Diversity U.S. RAC Model Year Economics 2008 Preliminary Estimate ~3-5% ~(1-2%) Volkswagen Peugeot Mazda Hyundai DaimlerChrysler Lower concentration of top suppliers than many major competitors 2007 Impact ~15% ~(12%) Model Year Cost Inflation Process, Mix & Structural Changes ~3% ~2-3% U.S. RAC Risk Fleet 2005 2006 2007E Net Cost Inflation 31% 53% >65% Risk %* Residual values range from 75% to 78% of Hertz’s first cost during the last 3 years Other 9% GM 25% Ford 24% Toyota 13% 6% 5% 4% 4% 4% 3% 3% Note: Represents purchases for LTM 9/30/07 * Total Units at Year End

U.S. Volume/Pricing Trends in Line with Growth Strategy

Hertz

Transaction Days

- **Continued growth of transaction days**
  - 4.7% in Q3 2007 vs. Q3 2006
  - 5.1% in Q2 2007 vs. Q2 2006
  - 3.2% in Q1 2007 vs. Q1 2006
- **U.S. Off-Airport transaction days grew at a robust pace with strong forward momentum**
  - 15.8% in Q3 2007 vs. Q3 2006
  - 12.5% in Q2 2007 vs. Q2 2006
  - 6.3% in Q1 2007 vs. Q1 2006
- **U.S. online transactions days grew 11.2% in Q3 2007 YOY**

Pricing

- **Maintained price leadership position**
- **Q3 2007 Hertz RPD + 2.7% YOY**
  - Corporate renewals averaged 3% increase
  - Strong summer pricing
  - For Q4, seasonally adjusted pricing expected to be under pressure
- **Targeted channel mix changes impact pricing (average RPD)**
  - Off-Airport: Lower RPD for longer rental life insurance replacement rentals
  - Online: Lower RPD for leisure rentals booked online which have lower transaction costs

Q3 2007 U.S. RAC adjusted pre-tax margin improved 200 bps YOY as a result of transaction day growth and lower damage, labor and transaction costs

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Hertz Worldwide HERC

Large Market with Attractive Growth Large, fragmented industry with long-term growth characteristics Current slowing construction growth mitigated by strength in industrial and fragmented sectors Cyclical growth: 4 to 5 years into what historically has been a 9 to 10 year expansion cycle Increased propensity to rent by end users U.S. Equipment Rental Industry Revenue ($ in Billions) 2000-2003 1991-2000 CAGR = 13.5% 2003-2007E CAGR = 12.0% $8 $10 $11 $13 $14 $16 $21 $24 $25 $25 $24  $24 $27 $29 $35 $38 $18 CAGR = (1.2)% Source: Rental Equipment Register, Manfredi & Associates 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E U.S. Total Market Size = $35B U.S. Secular Growth: Rental Penetration HERC 5% RSC 4% Sunbelt 4% Source: Manfredi & Associates and company reports Rental as % of Equipment Market 30-40% 40-50% 20-30% 5-10% 10-20% 2015E 1990 1995 2000 2005 Source: Rental Equipment Register, Manfredi & Associates Others 80% URI 7%

Diversified End Markets with Profitable Growth Opportunities LTM 9/30/07 Revenue Diversification North American Continuing Organic Growth Initiatives Residential Construction North American Revenue Sources HERC Geographic Diversity Long-Term Annualized $ Opportunities $80M $60M Market Size(1) Initiative $3B $2B Industrial General Rental $800M $45M Pump/Power Generation Sub-total $5.8B $185M Greenfield/ Geographic Expansion ~ 50 Locations $90M Total Opportunities $275M (1) Company Estimates 3% 19% Industrial 48% Non-Residential Construction 30% Engineering Svcs/Gov’t/Other 15% South-western 12% Western 10% South-eastern 14% Canada 12% Europe 11% Florida 13% Northeastern 13% North-western

HERC: World Class Operator in Equipment Rental Industry

- Broad geographic footprint
- Business model poised for global rollout
- Competitive advantage through industry-leading salesforce automation and strong national account base
- Reduced reliance on non-residential construction activity through end user diversification
- Product segmentation initiative revenue grew at 21.1% in the first nine months of 2007, mitigating slower construction growth
  - Aerial, pumps, power generation, General Rental, and on site plant services

Note: Data as of 9/30/07 last available 12 months, except Sunbelt (as of 7/31/07) as per company reports.

(1) Corporate EBITDA for HERC and EBITDA for URI and Sunbelt, adjusted EBITDA for RSC; Revenue and EBITDA figures excludes gain on sale of used equipment.

'04-'06 Rental Revenue CAGR


19.0%
17.9%
11.8%
10.9%
HERC
RSC
Sunbelt
URI

LTM EBITDA Margin (1)


47.8%
47.3%
36.4%
30.8%
RSC
HERC
Sunbelt
URI

Average Fleet Age


(In Months)
25
28
29
37
RSC
HERC
Sunbelt
URI

LTM Revenue per Store


($ in Millions)
$5.4*
$4.9
$3.4
$3.4
N.A.HERC
URI
Sunbelt
RSC

* Based on 281 stores

23

Hertz Wrap Up Questions & Answers

Key Investment Considerations Premier global brand Leading franchises in large, growing industries Superior business model and strategy with successful track record Multiple drivers of earnings growth Robust diversified revenue growth Significant productivity opportunities Strong cash flow to drive delevering Experienced management team aligned with shareholders Bonus metrics based on revenue growth, profitability and return on total capital

Financial Overview Appendices

Disclosure on Financials in Presentation Amounts shown in this presentation, unless otherwise indicated, are for Hertz Global Holdings, Inc., (HGH), the ultimate parent company of The Hertz Corporation (THC). GAAP and non-GAAP profitability metrics for THC, the wholly owned operating subsidiary, are different from those of HGH. During the third and fourth quarters of 2006, the results of HGH and THC varied primarily due to the $1.0 billion loan facility on the books of HGH which was repaid with the proceeds from HGH’s initial public offering. In the second quarter of 2007, THC had lower total expenses than HGH due to $2.0 million of secondary offering costs incurred at the HGH level. In the third quarter of 2007, THC had higher interest expense of $0.2 million than HGH which related to an intercompany loan provided by HGH. Other minor differences in the various profit metrics for HGH and THC, presented on both a GAAP and non-GAAP basis, exist relating to additional audit fees and interest income relating to additional cash on hand at the HGH level.

Financial Profile Significant growth opportunities Long-Term Growth Target Revenue +6-8% Corporate EBITDA +10 - 12% Adjusted pre-tax income + 18-20% Strong balance sheet and liquidity profile Flexible capital structure Ample liquidity to support growth  Attractive free cash flow (levered after-tax cash flow before and after fleet growth) Hertz has a history of executing on its plans!

Strong Financial Performance Historical Nine Months Ended Sept. 30 RAC HERC Revenue ($ in Millions) $5,934 $1,038 $4,888 2003 $7,469 $6,676 $1,162 $5,508 2005 2004 $8,058 $1,673 2006 YoY Growth = 7.9% $6,547 $1,288 $6,068 $5,252 2006 2007 $1,237 Corporate EBITDA ($in Millions) YoY Growth = 14.8% $1,164 $1,014 $604 I2B $586 $494 2003(1) 2004(1) 2005 PF 2006 2006 2007 (1) Represents EBITDA - RAC interest expense - RAC fleet depreciation expense. $1,415 $6,047 $6,378 $4,825 CAGR = 23.2% $739 $992 $1,141 $1,379 $356 $431 $587 $759 $390 $574 $575 $651

Cash Flow Significant cash flow available to pay down Corporate Debt Improvements due primarily to incremental Corporate EBITDA and improved working capital 12 Months Ended $1,521.9 (407.9) (257.4) (164.3) (35.5) 157.5 (91.8) ($ in Millions) Corporate EBITDA Corporate Net Cash Interest HERC Maintenance Capex Non-Fleet Capex, net Corporate Cash Taxes Net Working Capital Other Assets/Liabilities Levered After-Tax Cash Flow Before Fleet Growth 12/31/2006 9/30/07 $1,378.7 (430.3) (236.5) (175.3) (33.6) 15.3 (87.4) 722.5 430.9 Change $143.2 22.4 (20.9) 11.0 (1.9) 142.2 (4.4) 291.6 HERC Fleet Growth Capex Net RAC Fleet Equity Requirement (392.9) 246.2 (222.9) (145.5) 170.0 (391.7) Levered After-Tax Cash Flow After Fleet Growth $ 284.2 $ 354.1 $ 69.9 Percent of Revenue 3.5% 4.1% 0.6PP

Key Definitions LTM EBITDA* Corporate EBITDA* Adjusted Pre-Tax Income* Adjusted Net Income Adjusted Diluted Earnings Per Share* Net Corporate Debt* Results for the twelve months ended LTM 9/30/06 based on the 4th quarter 2005 results for The Hertz Corporation and nine months ended September 30, 2006 results for Hertz Holdings. LTM 9/30/07 based on the 4th quarter 2006 and nine months ending September 30, 2007 results for Hertz Holdings. Earnings before interest expense, taxes, depreciation and amortization. Earnings before net interest expense (other than interest expense relating to certain car rental fleet financing), income taxes, depreciation (other than depreciation related to the car rental fleet), amortization and certain other items specified in the credit agreements governing the Company’s credit facilities. For the purposes of consistency, the company has revised its calculation of Corporate EDITDA for 2005 and 2006 so that the identified extraordinary, unusual or non-recurring gains and losses are consistent with those used in the Company’s calculation of adjusted pretax income. Income before income taxes and minority interest plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization of debt financing costs and debt discounts, unrealized transaction gains (losses) on Euro-denominated debt (through September 30, 2006) and certain one-time charges and non-operational items. Adjusted pre-tax income less a provision for income taxes derived utilizing a normalized income tax rate and minority interest. Calculated as adjusted net income divided by the pro forma post-IPO number of shares outstanding. Total debt excluding fleet debt less cash and equivalents and corporate restricted cash. *“EBITDA,” “Corporate EBITDA”, “Adjusted Pre-Tax Income”, “Adjusted Net Income”, “Adjusted Diluted Earnings Per Share”, “Net Corporate Debt”, “Net Fleet Debt”, “Corporate Restricted Cash”, “Restricted Cash Associated with Fleet Debt”, “Levered After Tax Cash Flow Before Fleet Growth” and “Levered After-Tax Cash Flow After Fleet Growth” are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

Key Definitions Net Fleet Debt* Corporate Restricted Cash* Restricted Cash Associated with Fleet Debt* Levered After-Tax Cash Flow Before Fleet Growth* Levered After-Tax Cash Flow After Fleet Growth* Corporate Net Cash Interest (used in the calculation of Levered After-Tax Cash Flow Before Fleet Growth) Corporate Cash Taxes (used in the calculation of Levered After-Tax Cash Flow Before Fleet Growth) Pro Forma (PF) Fleet debt (U.S. ABS Fleet Debt, the Fleet Financing Facility, the International Fleet Debt Facilities, capital lease financings relating to revenue earning equipment that are outside the International Fleet Debt Facilities, the Belgian Revolving Credit Facility, the Brazilian Credit Facility, the Canadian Fleet Financing Facility and the pre-Acquisition ABS Notes) less restricted cash associated with fleet debt. Total restricted cash includes cash and equivalents that are not readily available for our normal disbursements. Total restricted cash and equivalents are restricted for the acquisition of vehicles and other specified uses under our Fleet Debt programs, our like-kind exchange programs and to satisfy certain of our self insurance regulatory reserve requirements. Corporate restricted cash is calculated as total restricted cash less restricted cash associated with fleet debt. Total restricted cash includes cash and investments that are not readily available for our normal disbursements. Restricted cash associated with fleet debt is restricted for the acquisition of vehicles and other specified uses under our Fleet Debt programs and our car rental like-kind exchange program. Corporate EBITDA less equipment rental fleet depreciation including gain (loss) on sale, non-fleet capital expenditures, net of non-fleet disposals, plus changes in working capital (accounts receivable, inventories, prepaid expenses, accounts payable and accrued liabilities), and changes in other assets and liabilities (including public liability and property damage, U.S. pension liability, other assets and liabilities, equity and minority interest) less corporate net cash interest and corporate cash taxes. Levered After-Tax Cash Flow Before Fleet Growth less equipment rental fleet growth capital expenditures and less gross car rental fleet growth capital expenditures plus car rental fleet financing. Corporate net cash interest represents total interest expense, net of total interest income, less car rental fleet interest expense, net of car rental fleet interest income, and non-cash corporate interest charges, Non-cash corporate interest charges represent the amortization of corporate debt financing costs and corporate debt discounts, Corporate cash taxes represents cash paid by the Company during the period for income taxes. Pro forma metrics give effect to the Company’s new capital structure as if the debt associated with the acquisition of the Company on December 21, 2005 and related purchase accounting adjustments had occurred on January 1, 2005. * “EBITDA,” “Corporate EBITDA”, “Adjusted Pre-Tax Income”, “Adjusted Net Income”, “Adjusted Diluted Earnings Per Share”, “Net Corporate Debt”, “Net Fleet Debt”, “Corporate Restricted Cash”, “Restricted Cash Associated with Fleet Debt”, “Levered After Tax Cash Flow Before Fleet Growth” and “Levered After-Tax Cash Flow After Fleet Growth” are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

Key Profitability Metrics Adjusted Pre-Tax Income (by Segment) Excludes: Non-cash effects of purchase accounting Amortization of deferred financing fees/debt discount Other one-time or non-operational items (e.g., restructuring charges, vacation accrual adjustment and mark-to-market on Euro-denominated debt) Corporate EBITDA (by Segment) Calculated as: EBITDA - RAC vehicle depreciation - RAC vehicle interest expense + non-cash expenses and charges + extraordinary, unusual or non-recurring gains and losses Adjusted Net Income (by Segment) Tax-affected adjusted pre-tax income less minority interest

Build-Up of Key Profitability Metrics LTM 9/30/07 Corporate EBITDA LTM 9/30/07 Adjusted Pre-Tax and Adjusted Net Income ($ in Millions) $ 3,409.0 ($ in Millions) $ 348.2 EBITDA Income before income taxes and minority interest (-) RAC fleet depreciation (1,649.2) (-) RAC fleet Interest (416.6) (+) Non-cash expenses & charges 103.4 (+) Extraordinary, unusual or non-recurring gains and losses 74.6 (+) Sponsors’ fees 0.7 Corporate EBITDA $1,521.9 Adjustments (reflect non-GAAP measures): Purchase accounting 95.0 Non-cash debt charges 110.0 Restructuring charges 65.4 Interest on Hertz Holdings debt 16.1 Vacation accrual adjustment (28.8) Other* 34.8 Subtotal 292.5 Adjusted Pre-Tax Income $ 640.7 Income taxes and minority interest (243.1) Adjusted Net Income $ 397.6 * Includes CEO/CFO transition costs, Sponsor termination fee, loss on sale of swap derivative and secondary offering costs, partly offset by unrealized gain on derivative.

Hertz Debt Structure at 9/30/07 “RAC FleetCo” Fleet Depreciation + Fleet Interest Use of Vehicles ($ in millions) Assets: $ 8,869 662 390 $ 9,921 RAC Fleet Value Fleet Receivables Cash(1) Total Fleet Debt: U.S. ABS & Fleet Financing $ 5,266 International Fleet Debt 2,363 Capital Leases 36 Other International Facilities 361 Total $ 8,026 Fleet Equity $ 1,895 Loan-to-Value 81% Assets: All other assets of Hertz, including the HERC Fleet Net Corporate Debt: ABL/Term Loan $ 1,773 Bonds 3,236 Less: Cash(2) (437) Total $ 4,572 As of 9/30/07 (1) Restricted Cash Associated with Fleet Debt (2) Cash and Equivalents, plus Corporate Restricted Cash

Non-GAAP Reconciliations

($ in Millions)

Corporate EBITDA

	LTM Sept. 30,		9 Months Ended Sept. 30,		3 Months Ended Sept. 30,		3 Months Ended Dec. 31,		Year Ended Dec. 31,	
	2007	2006 PF	2007	2006	2007	2006	2006	Combined 2005 PF	2006	Combined 2005 PF
Car Rental										
Income before income taxes and minority interest	$ 469.6	$ 318.4	$ 379.2	$ 283.1	$ 250.5	$ 204.8	$ 90.4	$ 35.3	$ 373.5	$ 291.6
Depreciation and amortization	1,816.2	1,641.9	1,401.7	1,245.4	496.3	437.6	414.5	396.5	1,659.9	1,551.9
Interest, net of interest income	429.5	428.9	328.6	323.2	135.4	114.4	100.9	105.7	424.1	421.0
EBITDA	2,715.3	2,389.2	2,109.5	1,851.7	882.2	756.8	605.8	537.5	2,457.5	2,264.5
Adjustments:										
Car rental fleet interest	(416.6)	(404.5)	(320.7)	(304.1)	(132.5)	(107.8)	(95.9)	(100.4)	(400.0)	(406.9)
Car rental fleet depreciation	(1,649.2)	(1,464.6)	(1,279.7)	(1,110.1)	(456.9)	(393.5)	(369.5)	(354.5)	(1,479.6)	(1,381.5)
Non-cash expenses and charges	68.5	80.5	51.4	56.8	28.5	17.5	17.1	23.7	73.0	94.9
Non-cash expenses and charges adjustment to arrive at LTM*	-	(0.9)	-	-	-	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	25.9	-	25.9	-	5.4	-	-	-	-	4.0
Corporate EBITDA	$ 743.9	$ 599.7	$ 586.4	$ 494.3	$ 326.7	$ 273.0	$ 157.5	$ 106.3	$ 650.9	$ 575.0
Equipment Rental										
Income before income taxes and minority interest	$ 303.4	$ 246.6	$ 224.2	$ 190.3	$ 94.4	$ 84.5	$ 79.2	$ 56.3	$ 269.5	$ 173.3
Depreciation and amortization	367.9	339.1	273.3	255.7	96.2	93.0	94.6	83.4	350.3	321.4
Interest, net of interest income	146.1	127.6	107.4	101.3	37.8	38.0	38.7	26.3	140.0	91.7
EBITDA	817.4	713.3	604.9	547.3	228.4	215.5	212.5	166.0	759.8	586.4
Adjustments:										
Non-cash expenses and charges	1.7	0.7	2.5	-	-	-	(0.8)	0.7	(0.4)	1.0
Non-cash expenses and charges adjustment to arrive at LTM*	-	0.4	-	-	-	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	(3.6)	-	(3.6)	-	(1.8)	-	-	-	-	-
Corporate EBITDA	$ 815.5	$ 714.4	$ 603.8	$ 547.3	$ 226.6	$ 215.5	$ 211.7	$ 166.7	$ 759.4	$ 587.4
Corporate and Other										
Loss before income taxes and minority interest	$ (424.8)	$ (400.1)	$ (297.9)	$ (315.5)	$ (89.8)	$ (125.4)	$ (126.9)	$ (84.6)	$ (442.4)	$ (335.2)
Depreciation and amortization	6.1	6.1	4.8	4.6	1.6	1.3	1.3	1.5	5.9	5.5
Interest, net of interest income	313.8	322.7	225.3	248.1	67.0	97.3	88.5	74.6	336.6	310.9
Minority Interest	(18.8)	(15.5)	(14.4)	(12.3)	(5.5)	(5.0)	(4.4)	(3.2)	(16.7)	(12.6)
EBITDA	(123.7)	(86.8)	(82.2)	(75.1)	(26.7)	(31.8)	(41.5)	(11.7)	(116.6)	(31.4)
Adjustments:										
Non-cash expenses and charges	40.9	59.0	28.2	45.8	17.4	27.5	12.7	13.2	58.0	10.3
Non-cash expenses and charges adjustment to arrive at LTM*	(7.7)	(2.8)	-	-	-	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	52.3	(1.2)	27.3	(1.2)	11.1	4.2	25.0	-	23.8	-
Sponsors' fees	0.7	2.5	-	2.5	-	0.8	0.7	-	3.2	-
Corporate EBITDA	$ (37.5)	$ (29.3)	$ (26.7)	$ (28.0)	$ 1.8	$ 0.7	$ (3.1)	$ 1.5	$ (31.6)	$ (21.1)
Consolidated										
Income before income taxes and minority interest	$ 348.2	$ 164.9	$ 305.5	$ 157.9	$ 255.1	$ 163.9	$ 42.7	$ 7.0	$ 200.6	$ 129.7
Depreciation and amortization	2,190.2	1,987.1	1,679.8	1,505.7	594.1	531.9	510.4	481.4	2,016.1	1,878.8
Interest, net of interest income	889.4	879.2	661.3	672.6	240.2	249.7	228.1	206.6	900.7	823.6
Minority Interest	(18.8)	(15.5)	(14.4)	(12.3)	(5.5)	(5.0)	(4.4)	(3.2)	(16.7)	(12.6)
EBITDA	3,409.0	3,015.7	2,632.2	2,323.9	1,083.9	940.5	776.8	691.8	3,100.7	2,819.5
Adjustments:										
Car rental fleet interest	(416.6)	(404.5)	(320.7)	(304.1)	(132.5)	(107.8)	(95.9)	(100.4)	(400.0)	(406.9)
Car rental fleet depreciation	(1,649.2)	(1,464.6)	(1,279.7)	(1,110.1)	(456.9)	(393.5)	(369.5)	(354.5)	(1,479.6)	(1,381.5)
Non-cash expenses and charges	111.1	140.2	82.1	102.6	45.9	45.0	29.0	37.6	130.6	106.2
Non-cash expenses and charges adjustment to arrive at LTM*	(7.7)	(3.3)	-	-	-	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	74.6	(1.2)	49.6	(1.2)	14.7	4.2	25.0	-	23.8	4.0
Sponsors' fees	0.7	2.5	-	2.5	-	0.8	0.7	-	3.2	-
Corporate EBITDA	$ 1,521.9	$ 1,284.8	$ 1,163.5	$ 1,013.6	$ 555.1	$ 489.2	$ 366.1	$ 274.5	$ 1,378.7	$ 1,141.3

* Adjustment to arrive at LTM September 30, 2007 and 2006 PF total non-cash expenses and charges.

36

Non-GAAP Reconciliations

($ in Millions)

EBITDA Less RAC Interest Expense and RAC Fleet Depreciation Expense

	2003	2004
Car Rental		
Income before income taxes and minority interest	$ 278.7	$ 437.7
Depreciation and amortization	1,369.7	1,365.3
Interest, net of interest income	271.8	305.0
EBITDA	1,920.2	2,108.0
Adjustments:		
Car rental interest expense, net of interest income	(271.8)	(305.0)
Car rental fleet depreciation	(1,258.3)	(1,228.6)
EBITDA less RAC interest expense and fleet depreciation expense	$ 390.1	$ 574.4
Equipment Rental		
Income (loss) before income taxes and minority interest	$ (21.8)	$ 87.8
Depreciation	301.3	271.4
Amortization	0.6	-
Interest, net of interest income	75.8	72.0
EBITDA	$ 355.9	$ 431.2
Corporate and Other		
Loss before income taxes and minority interest	$ (19.4)	$ (22.9)
Depreciation and amortization	4.5	4.8
Interest, net of interest income	7.4	7.4
Minority interest	-	(3.2)
EBITDA	$ (7.5)	$ (13.9)
Consolidated		
Income before income taxes and minority interest	$ 237.5	$ 502.6
Depreciation and amortization	1,676.1	1,641.5
Interest, net of interest income	355.0	384.4
Minority interest	-	(3.2)
EBITDA	2,268.6	2,525.3
Adjustments		
Car rental interest expense, net of interest income	(271.8)	(305.0)
Car rental fleet depreciation	(1,258.3)	(1,228.6)
EBITDA less RAC interest expense and fleet depreciation expense	$ 738.5	$ 991.7

Hertz

37

Non-GAAP Reconciliations ($ in Millions) Levered After-Tax Cash Flow Before Fleet Growth and After Fleet Growth Corporate EBITDA Equipment rental maintenance capital expenditures, net Non-fleet capital expenditures, net Changes in working capital Changes in other assets and liabilities Corporate net cash interest Corporate cash taxes Levered After-Tax Cash Flow Before Fleet Growth* Equipment rental fleet growth capital expenditures Car rental net fleet equity requirement Levered After-Tax Cash Flow After Fleet Growth* * Amounts include the effects of fluctuations in foreign currency. Nine Months Ended September 30, 2007 2006 $ 1,163.5 (194.2) (130.7) 56.9 (4.8) (300.3) (18.4) 572.0 (297.4) (308.8) $ (34.2) $1,013.6 (173.4) (141.6) (66.1) 23.0 (346.2) (16.5) 292.8 (467.3) 70.4 $ (104.1)

Non-GAAP Reconciliations

($ in Millions)

Adjusted Pre-Tax Income

	LTM Sept. 30,		9 Months Ended Sept. 30,		3 Months Ended Sept. 30,		3 Months Ended Dec. 31,		Year Ended Dec. 31,	
	2007	2006 PF	2007	2006	2007	2006	2006	Combined 2005 PF	2006	Combined 2005 PF
Car Rental										
Income before income taxes and minority interest	$ 469.6	$ 318.4	$ 379.2	$ 283.1	$ 250.5	$ 204.8	$ 90.4	$ 35.3	$ 373.5	$ 291.6
Adjustments:										
Purchase accounting	31.8	22.7	25.1	17.1	9.1	5.7	6.7	5.6	23.8	23.1
Non-cash debt charges	70.0	79.7	53.9	58.9	29.1	18.2	16.1	20.8	75.0	83.2
Restructuring charges	46.3	-	46.3	-	11.9	-	-	-	-	-
Vacation accrual adjustment	(20.4)	-	(20.4)	-	(6.5)	-	-	-	-	-
European headquarters relocation costs	-	-	-	-	-	-	-	-	-	4.0
Adjusted pre-tax income	597.3	420.8	484.1	359.1	294.1	228.7	113.2	61.7	472.3	401.9
Assumed provision for income taxes of 35%	(209.0)	(147.3)	(169.4)	(125.7)	(102.9)	(80.1)	(39.6)	(21.6)	(165.3)	(140.7)
Adjusted net income	$ 388.3	$ 273.5	$ 314.7	$ 233.4	$ 191.2	$ 148.6	$ 73.6	$ 40.1	$ 307.0	$ 261.2
Equipment Rental										
Income before income taxes and minority interest	$ 303.4	$ 246.6	$ 224.2	$ 190.3	$ 94.4	$ 84.5	$ 79.2	$ 56.3	$ 269.5	$ 173.3
Adjustments:										
Purchase accounting	61.5	63.0	42.6	45.8	13.8	16.2	18.9	17.2	64.7	66.0
Non-cash debt charges	10.7	9.1	8.3	8.9	2.8	3.1	2.4	0.2	11.3	0.8
Restructuring charges	3.4	-	3.4	-	0.4	-	-	-	-	-
Vacation accrual adjustment	(7.0)	-	(7.0)	-	(2.2)	-	-	-	-	-
Adjusted pre-tax income	372.0	318.7	271.5	245.0	109.2	103.8	100.5	73.7	345.5	240.1
Assumed provision for income taxes of 35%	(130.2)	(111.5)	(95.0)	(85.7)	(38.2)	(36.2)	(35.2)	(25.8)	(120.9)	(84.0)
Adjusted net income	$ 241.8	$ 207.2	$ 176.5	$ 159.3	$ 71.0	$ 67.6	$ 65.3	$ 47.9	$ 224.6	$ 156.1
Corporate and Other										
Loss before income taxes and minority interest	$(424.8)	$(400.1)	$ (297.9)	$ (315.5)	$ (89.8)	$(125.4)	$(126.9)	$ (84.6)	$(442.4)	$(335.2)
Adjustments:										
Purchase accounting	1.7	1.9	1.3	1.5	0.4	0.4	0.4	0.4	1.9	1.9
Non-cash debt charges	29.3	15.3	25.1	9.0	2.9	2.8	4.2	6.3	13.2	25.0
Restructuring charges	15.7	-	15.7	-	3.8	-	-	-	-	-
Vacation accrual adjustment	(1.4)	-	(1.4)	-	(0.5)	-	-	-	-	-
Mark-to-market Euro-denominated debt	-	16.4	-	19.2	-	(2.3)	-	(2.8)	19.2	(2.8)
Interest on HGH debt	16.1	23.8	-	23.8	-	23.6	16.1	-	39.9	-
CEO/CFO transition costs	15.4	5.4	11.0	5.4	7.8	4.2	4.4	-	9.8	-
Loss (gain) on sale of swap derivative	5.6	(6.6)	-	(6.6)	-	-	5.6	-	(1.0)	-
Unrealized (gain) loss on derivative	(3.2)	-	(3.2)	-	7.0	-	-	-	-	-
Secondary offering costs	2.0	-	2.0	-	-	-	-	-	-	-
Stock-based compensation charges	-	13.3	-	13.3	-	13.3	-	-	13.3	-
Sponsor termination fee	15.0	-	-	-	-	-	15.0	-	15.0	-
Adjusted pre-tax loss	(328.6)	(330.6)	(247.4)	(249.9)	(68.4)	(83.4)	(81.2)	(80.7)	(331.1)	(311.1)
Assumed benefit for income taxes of 35%	114.9	115.8	86.5	87.5	23.9	29.2	28.4	28.3	115.9	108.9
Minority interest	(18.8)	(15.5)	(14.4)	(12.3)	(5.5)	(5.0)	(4.4)	(3.2)	(16.7)	(12.6)
Adjusted net loss	$(232.5)	$(230.3)	$(175.3)	$(174.7)	$ (50.0)	$ (59.2)	$ (57.2)	$ (55.6)	$(231.9)	$(214.8)
Consolidated										
Income before income taxes and minority interest	$ 348.2	$ 164.9	$ 305.5	$ 157.9	$ 255.1	$ 163.9	$ 42.7	$ 7.0	$ 200.6	$ 129.7
Adjustments:										
Purchase accounting	95.0	87.6	69.0	64.4	23.3	22.3	26.0	23.2	90.4	91.0
Non-cash debt charges	110.0	104.1	87.3	76.8	34.8	24.1	22.7	27.3	99.5	109.0
Restructuring charges	65.4	-	65.4	-	16.1	-	-	-	-	-
Vacation accrual adjustment	(28.8)	-	(28.8)	-	(9.2)	-	-	-	-	-
Mark-to-market Euro-denominated debt	-	16.4	-	19.2	-	(2.3)	-	(2.8)	19.2	(2.8)
Interest on HGH debt	16.1	23.8	-	23.8	-	23.6	16.1	-	39.9	-
CEO/CFO transition costs	15.4	5.4	11.0	5.4	7.8	4.2	4.4	-	9.8	-
Loss (gain) on sale of swap derivative	5.6	(6.6)	-	(6.6)	-	-	5.6	-	(1.0)	-
Unrealized (gain) loss on derivative	(3.2)	-	(3.2)	-	7.0	-	-	-	-	-
Secondary offering costs	2.0	-	2.0	-	-	-	-	-	-	-
Stock-based compensation charges	-	13.3	-	13.3	-	13.3	-	-	13.3	-
Sponsor termination fee	15.0	-	-	-	-	-	15.0	-	15.0	-
European headquarters relocation costs	-	-	-	-	-	-	-	-	-	4.0
Adjusted pre-tax income	640.7	408.9	508.2	354.2	334.9	249.1	132.5	54.7	486.7	330.9
Assumed provision for income taxes of 35%	(224.3)	(143.0)	(177.9)	(123.9)	(117.2)	(87.1)	(46.4)	(19.1)	(170.3)	(115.8)
Minority interest	(18.8)	(15.5)	(14.4)	(12.3)	(5.5)	(5.0)	(4.4)	(3.2)	(16.7)	(12.6)
Adjusted net income	$ 397.6	$ 250.4	$ 315.9	$ 218.0	$ 212.2	$ 157.0	$ 81.7	$ 32.4	$ 299.7	$ 202.5
Pro forma post-IPO diluted number of shares outstanding	324.8	324.8	324.8	324.8	324.8	324.8	324.8	324.8	324.8	324.8
Adjusted diluted earnings per share	$ 1.22	$ 0.77	$ 0.97	$ 0.67	$ 0.65	$ 0.48	$ 0.25	$ 0.10	$ 0.92	$ 0.62

Hertz

39

Non-GAAP Reconciliations

($ in Millions)

Net Corporate Debt and Net Fleet Debt

	As of September 30, 2007	As of June 30, 2007	As of December 31, 2006	As of September 30, 2006
Corporate Debt				
Debt, less:	$ 13,035.0	$ 12,452.5	$ 12,276.2	$ 12,959.3 *
U.S. Fleet Debt and Pre-Acquisition Notes	5,099.6	5,198.2	4,845.2	4,969.1
International Fleet Debt	2,398.8	1,937.4	1,987.8	2,438.6
Fleet Financing Facility	166.3	178.1	165.9	121.8
Canadian Fleet Financing Facility	272.7	223.4	-	-
Other International Facilities	88.6	81.6	-	-
Fleet Debt	$ 8,026.0	$ 7,618.7	$ 6,998.9	$ 7,529.5
Corporate Debt	$ 5,009.0	$ 4,833.8	$ 5,277.3	$ 5,429.8
Corporate Restricted Cash				
Restricted Cash, less:	$ 430.2	$ 212.2	$ 552.5	$ 640.6
Restricted Cash Associated with Fleet Debt	(390.0)	(148.3)	(487.0)	(577.1)
Corporate Restricted Cash	$ 40.2	$ 63.9	$ 65.5	$ 63.5
Net Corporate Debt				
Corporate Debt, less:	$ 5,009.0	$ 4,833.8	$ 5,277.3	$ 5,429.8
Cash and Equivalents	(397.3)	(401.6)	(674.5)	(440.7)
Corporate Restricted Cash	(40.2)	(63.9)	(65.5)	(63.5)
Net Corporate Debt	$ 4,571.5	$ 4,368.3	$ 4,537.3	$ 4,925.6
Net Fleet Debt				
Fleet Debt, less:	$ 8,026.0	$ 7,618.7	$ 6,998.9	$ 7,529.5
Restricted Cash Associated with Fleet Debt	(390.0)	(148.3)	(487.0)	(577.1)
Net Fleet Debt	$ 7,636.0	$ 7,470.4	$ 6,511.9	$ 6,952.4

* Total debt as of September 30, 2006 excludes Hertz Holdings Loan Facility of $996 million, net of a $4 million discount.

Hertz

40

Importance of Non-GAAP Measures EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity. , Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz’s senior credit facilities. L Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz’s annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors. . Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies. , EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz’s operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz’s financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities.

Importance of Non-GAAP Measures Adjusted Pre-Tax Income is the Company’s measure of segment profitability and is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors. Adjusted Net Income is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects of purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors. Adjusted Diluted Earnings Per Share is important to management and investors because it represents a measure of our operational performance exclusive of the effects of purchase accounting adjustments, one-time charges and items that are not operational in nature or comparable to those of our competitors. Utilizing the pro forma post-IPO number of shares outstanding is important to management and investors because it represents a measure of our earnings per share as if the effects of the initial public offering were applicable to all periods. . Net Corporate Debt and Net Fleet Debt are important statistics to management and rating agencies as they help measure the Company’s leverage. Net Corporate Debt also assists in the evaluation of the Company’s ability to service its non-fleet-related debt without reference to the expense associated with the fleet debt, which is fully collateralized by assets not available to lenders under the non-fleet debt facilities. Levered After-Tax Cash Flow Before Fleet Growth is important to management and investors as it represents the funds available to grow our fleet or reduce our debt. , Levered After-Tax Cash Flow After Fleet Growth is important to management and investors as it represents the funds available for the reduction of corporate debt.